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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)  January 2, 1998
                                                --------------------------

                         SOUTHERN CALIFORNIA GAS COMPANY
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


                                   California
                  ---------------------------------------------
                  (State or other jurisdiction of incorporation


                1-1402                             95-1240705
       ----------------------         ------------------------------------
       Commission File Number         (I.R.S. Employer Identification No.)


             555 West Fifth Street, Los Angeles, California 90013-1011
             ---------------------------------------------------------
                     (Address of principal executive offices)
                                  (Zip Code)


                               (213) 244-1200
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             (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

Southern California Gas Company will redeem all of its 7 3/4% Series Preferred Stock at a redemption price equal to $25 plus accrued and unpaid dividends to the redemption date in the amount of $0.09. The redemption has been set at February 2, 1998.















SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SOUTHERN CALIFORNIA GAS COMPANY
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        (Registrant)


/s/ Ralph Todaro
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Vice President and Controller
(Chief Accounting Officerand
duly authorized signatory)


Date:  January 2, 1998
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